EXHIBIT C

NOTICE OF INTENT TO TENDER

Regarding

MULTI-STRATEGY SERIES G SHARES

of

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

Tendered Pursuant to the Offer to Purchase Dated March 25, 2014

THIS NOTICE OF INTENT TO TENDER MUST BE

RECEIVED BY BNY MELLON INVESTMENT SERVICING BY FRIDAY, APRIL 25, 2014.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 11:59 P.M., NEW YORK TIME, ON FRIDAY,
APRIL 25, 2014, UNLESS THE OFFER IS EXTENDED.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Post Service mail to:

SkyBridge Capital c/o
BNY Mellon Investment Servicing
PO Box 9861
Providence, RI 02940-5078

or via overnight private shipping service to:

SkyBridge Capital c/o
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

For additional information:

Phone:  (855) 631-5474

Fax:  (508) 599-4150

You may also direct questions to your financial consultant.

1

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Ladies and Gentlemen:

The undersigned hereby tenders to SkyBridge Multi-Adviser Hedge Fund Portfolios LLC, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Company”), the shares of limited liability company interests in the Company (“Shares”) (such Shares designated as “Multi-Strategy Series G” Shares) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated March 25, 2014 (“Offer”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender.  THE OFFER AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE COMPANY TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Company the Shares tendered pursuant to this Notice of Intent to Tender.  The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Company will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Company.  Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Company may not be required to purchase the Shares tendered hereby.

A promissory note for the purchase price will be held in the undersigned’s account with his or her authorized placement agent designated for this purpose.  Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account.  The undersigned understands that the purchase price will be based on the unaudited net asset value per Share as of June 30, 2014, or, if the Offer is extended, such later date as described in Section 3 of the Offer to Purchase.  The undersigned further understands that in the unlikely event any payment for the Shares tendered hereby is in the form of marketable securities, such payment will be made by means of a special arrangement between the undersigned and the Company, separate from this Notice of Intent to Tender and the Offer.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.  A form to use to give notice of withdrawal of a tender is available upon request.

2

INSTRUCTIONS TO TENDERING MEMBER: PLEASE FAX OR MAIL VIA U.S. POST SERVICE IN THE ENCLOSED POSTAGE PAID ENVELOPE TO: SKYBRIDGE CAPITAL C/O BNY MELLON INVESTMENT SERVICING, PO BOX 9861, PROVIDENCE RI 02940-5078; OR VIA PRIVATE OVERNIGHT SERVICE TO SKYBRIDGE CAPITAL C/O BNY MELLON INVESTMENT SERVICING, 4400 COMPUTER DRIVE, WESTBOROUGH, MA 01581. FOR ADDITIONAL INFORMATION: PHONE (855) 631-5474 FAX: (508) 599-4150. IF THE MEMBER CHOOSES TO FAX THE NOTICE OF INTENT TO TENDER, IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO BNY MELLON INVESTMENT SERVICING PROMPTLY AFTER IT IS FAXED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON FRIDAY, APRIL 25, 2014).

PART 1.	NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:  _______________________________________________

Social Security No.
or Taxpayer
Identification No.:  __________________

Telephone Number:  __________________

Name of Joint Shareholder:   __________________________________________

Social Security No.
or Taxpayer
Identification No.:  __________________

Telephone Number:  __________________

PART 2.	SHARES BEING TENDERED (PLEASE SPECIFY DOLLAR AMOUNT):

Such tender is with respect to (specify one):

☐	All of the undersigned’s Shares.

☐	A portion of the undersigned’s Shares expressed as a specific dollar amount.

$ __________

A minimum account balance of $25,000 (or any lower amount equal to a Shareholder’s initial subscription amount net of placement fees) must be maintained after taking into account this tender (the “Required Minimum Balance”).  The undersigned understands and agrees that if the undersigned tenders an amount that would cause the undersigned’s account balance to fall below the Required Minimum Balance, the Company may reduce the amount to be purchased from the undersigned so that the Required Minimum Balance is maintained.

3

PART 3.	PAYMENT.

CASH PAYMENT

Cash payments will be wire transferred to the account from which the undersigned’s most recent subscription funds were debited.  Please confirm that account number:

Account Number

Cash payments will be paid only to the registered account holders.  Please note that no third party payments will be made

PROMISSORY NOTE

The promissory note will be held in the undersigned’s account referenced above.  A copy may be requested by calling (855) 631-5474 and, upon request, will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Company.

PART 4.	SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date: ______________	Date: ______________

4

NOTICE OF INTENT TO TENDER

Regarding

MULTI-STRATEGY SERIES G SHARES

of

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offer to Purchase Dated March 25, 2014

YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST SUBMIT THIS NOTICE OF INTENT TO TENDER FOR PROCESSING BY 11:59 P.M., NEW YORK TIME ON FRIDAY, APRIL 25, 2014.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 11:59 P.M., NEW YORK TIME, ON FRIDAY,
APRIL 25, 2014, UNLESS THE OFFER IS EXTENDED.

Should you wish to participate in this Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Notice of Intent to Tender for your account.  The Notice of Intent to Tender generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

1

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Ladies and Gentlemen:

The undersigned hereby tenders to SkyBridge Multi-Adviser Hedge Fund Portfolios LLC, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Company”), the shares of limited liability company interests in the Company (“Shares”) (such Shares designated as “Multi-Strategy Series G” Shares) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated March 25, 2014 (“Offer”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender.  THE OFFER AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE COMPANY TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Company the Shares tendered pursuant to this Notice of Intent to Tender.  The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Company will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Company.  Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Company may not be required to purchase the Shares tendered hereby.

A promissory note for the purchase price will be held in the undersigned’s account with his or her authorized placement agent designated for this purpose.  Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account.  A copy of the promissory note may be requested by calling your Merrill Lynch Financial Advisor/Portfolio Manager or BNY Mellon Investment Servicing at (855) 631-5474, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Company.  The undersigned understands that the purchase price will be based on the unaudited net asset value per Share as of June 30, 2014, or, if the Offer is extended, such later date as described in Section 3 of the Offer to Purchase.  The undersigned further understands that in the unlikely event any payment for the Shares tendered hereby is in the form of marketable securities, such payment will be made by means of a special arrangement between the undersigned and the Company, separate from this Notice of Intent to Tender and the Offer.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.  A form to use to give notice of withdrawal of a tender is available upon request.

2

INSTRUCTIONS TO TENDERING MEMBER:  PLEASE CONTACT YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER WHO WILL ENTER THE TENDER ORDER AND PROVIDE YOU WITH A CUSTOMIZED NOTICE OF INTENT TO TENDER FOR YOUR ACCOUNT.

IMPORTANT NOTE FOR TENDERING MEMBERS PARTICIPATING IN THE FUND EXCHANGE: IF YOU WISH TO TENDER YOUR SHARES OF THE COMPANY AND CONCURRENTLY PURCHASE SHARES OF SKYBRIDGE G II FUND, LLC (“G II FUND”) IN AN ADVISORY ACCOUNT (THE “FUND EXCHANGE”), PLEASE CONTACT YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER WHO WILL GENERATE CUSTOMIZED ORDER DOCUMENTATION FOR YOUR ACCOUNT.  PLEASE BE ADVISED THAT ANY INVESTOR WHO PURCHASED COMPANY SHARES EFFECTIVE FEBRUARY 1, 2014 OR LATER AND WAS SUBJECT TO A PLACEMENT FEE AT PURCHASE IS INELIGIBLE TO PARTICIPATE IN THE FUND EXCHANGE WITH RESPECT TO SUCH COMPANY SHARES.  ANY FUND EXCHANGE ORDER DOCUMENTATION SUBMITTED FOR SUCH COMPANY SHARES  WILL BE REJECTED BY MERRILL LYNCH, AND NEITHER THE TENDER OF SUCH COMPANY SHARES NOR THE SUBSCRIPTION FOR  G II FUND SHARES WILL BE PROCESSED.  ANY INVESTOR THAT HAS NOT ELECTED TO OR IS NOT ELIGIBLE TO PARTICIPATE IN THE FUND EXCHANGE, HOWEVER, MAY PARTICIPATE ONLY IN THE COMPANY TENDER OFFER WITH RESPECT TO ANY OF ITS SHARES.

REGARDLESS OF WHETHER YOU ARE PARTICIPATING IN THE FUND EXCHANGE OR ONLY THE TENDER OFFER, THE CUSTOMIZED NOTICE OF INTENT TO TENDER GENERATED FOR YOUR ACCOUNT WILL NEED TO BE SIGNED AND RETURNED OR DELIVERED TO YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER.  FOR ADDITIONAL INFORMATION, CALL YOUR MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER.  IF THE MEMBER CHOOSES TO FAX THE SIGNED NOTICE OF INTENT TO TENDER (OR OTHERWISE DELIVER NOT IN ORIGINAL FORM), IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO ITS MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER PROMPTLY AFTER IT IS INITIALLY DELIVERED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON FRIDAY, APRIL 25, 2014).

3

Tender Offer Request
Order Form - U.S. Investors

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

Instructions for Submitting a Request for a Tender Offer for Alternative Investments at Bank of America
After discussing the terms of the tender offer or redemption request with the client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) needs to:

1.  REVIEW CLIENT information
 Review all pages of this document for accuracy and completeness.

2. REVIEW with your CLIENT
 Ensure your client understands,  verifies and completes all sections of this document.

3. SIGN and DATE
YOUR CLIENT MUST sign and date the document. (For fiduciary accounts: Instructions for signing requirements are included in the offering kits of each Fund).

4.  SCAN to your desktop, SUBMIT through the Alternative Investments Processing Center
 Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

Financial Advisor/Portfolio Manager Attestation

Name:

Production # /
Common Associate ID:	Phone Number:

The undersigned Investment Professional hereby certifies that the client is known to and is a client of the Investment Professional, and has had substantive discussions with the client regarding the client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that any and all of the representations made by the client in the Tender Offer / Redemption Request are true and correct, (ii) based on information obtained from the client concerning the client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the client, and (iii) that the client’s contact information on record with the selling agent and as noted on this Tender Offer / Redemption Request is true and correct.

The Investment Professional confirmed that the client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of units or shares (or other form of interest) issued by each Fund in which the client currently invests.

Investment
Professional Signature:	Date:

1 of 3
TENDER_US_v2.0

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

Client(s) /Account Details

Client’s Name(s):

Account Classification:

Client Account:	Social Security # / Tax ID:

Primary Address for
Fund Registration:

Request Tender / Redemption Details

Fund Name

Effective Date	Cut-off Date	Channel	Tender Type	Units (If Partial)

☐ Full ☐ Partial

Payment - Cash

Cash payment due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the undersigned’s account.

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:		2 of 3

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

Signature

The Undersigned acknowledges that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal and all capitalized terms used herein have the meaning as defined in the Offer. Except as stated in the Offer, this request is irrevocable. The Undersigned acknowledges the absolute right of the Fund to reject any and all tenders determined by Fund, in its sole discretion, not to be in the appropriate form. The Undersigned represents that the Undersigned is the beneficial owner of the Interests in the Fund to which this request, or that the person signing this request is an authorized representative of the redeeming investor.

Internal Revenue Code Certification

The Undersigned hereby represents, warrants and certifies as follows (a) under penalties of perjury, by signature below, the Undersigned certifies that the Social Security/Taxpayer ID Number set forth in these Signature Pages is the true, correct and complete Social Security/Taxpayer ID Number of the Undersigned,  and the Undersigned is a “United States person” (as defined in Section 7701(a)(30) of the Code) including a U.S. resident alien, (b) under penalties of perjury, by signature below, the Undersigned certifies that the Undersigned is not subject to backup withholding because (i) the Undersigned is exempt from backup withholding, (ii) the Undersigned has not been notified by the Internal Revenue Service that the Undersigned is subject to backup withholding , or (iii) the Internal Revenue Service has notified the Undersigned that the Undersigned is no longer subject to backup withholding, (c) the Undersigned agrees to notify their Investment Professional within 30 days of any change in the information set forth above.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature 1: Required

Signature:		Date:

Signer’s Name:
(please print)

Signature 2:

Signature:		Date:

Signer’s Name:	Title:
(please print)

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:		3 of 3

SKYBRIDGE GII FUND, LLC

SUBSCRIPTION AGREEMENT FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED (“Merrill Lynch”)

Dear Sirs:

A.     Subscriber Provisions.

1.  Subscription for Shares.  The individual or entity that signs the Merrill Lynch Subscription Agreement Signature Pages (the “Signature Pages”) relating to a subscription for shares of SkyBridge GII Fund, LLC (the “Fund”) hereby subscribes for shares of limited liability company interests (“Shares”) of the Fund at the net asset value per Share.  The Subscriber has indicated in its Signature Pages the dollar amount of its subscription for Shares.  Note that Merrill Lynch has established a $50,000 minimum for initial investments and a $10,000 minimum for subsequent investments, at all times in $1,000 increments.  Each Subscriber’s Signature Pages form an integral part of such Subscriber’s Subscription Agreement, and by executing its Signature Pages, the Subscriber makes and affirms all of the representations, warranties, agreements, acknowledgments and undertakings set forth therein and in this Subscription Agreement.

2.  Representations and Warranties.  By executing its Signature Pages, the Subscriber is not waiving any rights under the U.S. federal or state securities laws.  As an inducement to the Fund’s Administrator to approve the sale to the Subscriber the Shares for which it has subscribed, the Subscriber (either in any individual capacity or as an authorized representative of an entity, if applicable) represents and warrants to the Administrator and the Fund as follows:

(a)  The Subscriber has received a copy of the Fund’s prospectus (“Prospectus”); and has subscribed for and will hold all Shares subject to the terms of the Prospectus and the Limited Liability Company Agreement of the Fund (the “Limited Liability Company Agreement”).  The Subscriber has read and understands the Prospectus.  In making this subscription the Subscriber has not relied on any information (whether oral or written) that is inconsistent with the information contained in the Prospectus, the Limited Liability Company Agreement, and the Fund’s financial statements, if any.

(b)  The Subscriber has reviewed and meets the applicable investor suitability and eligibility requirements set forth in Appendix A to the Prospectus, Exhibit A hereto and in the Subscriber’s Signature Pages.  In this regard, the Subscriber represents that it is an Accredited Investor, as described in Exhibit A hereto. If the Subscriber is a collective investment vehicle, it represents that it is in compliance with all applicable Federal regulatory requirements.

(c)  The Subscriber represents that all the information set forth with respect to its financial position is correct and complete as of the date of execution of its Signature Pages, and if there should be any material change in such information prior to the Subscriber’s admission as a member of the Fund, the Subscriber will immediately furnish such revised or corrected information to the Administrator.

(d)  If the Subscriber is a corporation, partnership, limited liability company, trust, estate or other entity (each, an “Entity”), it was not formed for the purpose of purchasing Shares.

(e)  The Subscriber is acquiring Shares for its own account for investment and not with a view to the resale or distribution thereof.  Shares were not offered to the Subscriber by means of any general advertising or general solicitation.

(f)  The Subscriber understands that Shares may not be transferred, sold, hypothecated, or encumbered by it without the approval of the Fund.

(g)  The Subscriber has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of purchasing Shares and is able to bear the economic risk of such investment, including a complete loss.  In this regard, the Subscriber acknowledges that an investment for Shares will be illiquid in that although the Fund may offer to repurchase its Shares periodically as described in the Prospectus, it is not required to do so and may limit the amounts repurchased.  The Subscriber has determined that the Shares subscribed for are a suitable investment.

(h)  If the Subscriber is a natural person, the Subscriber is 21 years of age or older and has the legal capacity and authority to execute and deliver this Subscription Agreement.  If the Subscriber is an Entity, it is validly existing and authorized to execute this Subscription Agreement and to make an investment in the Fund as herein contemplated.  Assuming execution and submission of its Signature Pages, this Subscription Agreement is valid and binding on and enforceable against the Subscriber in accordance with its terms.

(i)  If the Subscriber is purchasing Shares with funds that constitute, directly or indirectly, the assets of an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), the Subscriber (i) acknowledges that (x) it has evaluated for itself the merits of such investment, and (y) it has not solicited and has not received from the Fund, SkyBridge Capital II, LLC (“SkyBridge”) or Hastings Capital Group, LLC (“Hastings”) any evaluation or other investment advice on any basis in respect of the advisability of this or any other investment in light of the plan’s assets, cash needs, investment policies or strategy, overall portfolio composition or plan for diversification of assets, and it is not relying and has not relied on any such persons for any such advice and (ii) represents that neither the execution and delivery of this Agreement nor the purchase of the Subscriber’s Shares constitutes a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

(j)  The Subscriber authorizes Merrill Lynch, on behalf of the Fund, to debit the Subscriber’s securities account maintained with Merrill Lynch in the amount of the subscription.  Cleared funds must be available in such account no later than three business days prior to the particular subscription date.  The account will be debited upon receipt of the Subscription Agreement (including the Subscriber’s executed Signature Pages) by the Administrator and the subscription proceeds placed in escrow.

(k)  If the Subscriber’s subscription for Shares is accepted, the Subscriber will execute and/or supply any additional documentation or information that Merrill Lynch, the Fund or the Administrator determines is reasonably required to determine suitability and/or eligibility to acquire and hold Shares.

(l)  If the Subscriber is not a citizen or resident of the United States for U.S. federal income tax purposes, the Subscriber represents that it is not a dealer in commodities and agrees to pay the Fund or an authorized agent of the Fund designated for that purpose for any taxes, including but not limited to withholding tax, imposed as a result of the Subscriber’s status as a member of the Fund.

(m)  The Subscriber has read and agrees to the terms of the Privacy Policy Statement in the Prospectus.

(n)  The Subscriber understands and agrees that, unless it contacts Merrill Lynch or the Fund and submits a notice of election for an alternate reporting method, the Fund will use the “average cost” method to provide cost basis and holding period information to both the Internal Revenue Service and the Subscriber on Form 1099-B with respect to any repurchase of Shares acquired by the Subscriber on or after January 1, 2012, including any such Shares acquired through the Fund’s automatic dividend reinvestment program (“Covered Shares”).  As such, upon a repurchase by the Fund of Covered Shares held by the Subscriber, cost basis will be calculated by multiplying the amount of Covered Shares redeemed by the average cost per share of all Covered Shares held by the Subscriber prior to the date of repurchase.

These representations shall be deemed to be reaffirmed by the Subscriber with each subsequent subscription for Shares, and Merrill Lynch will contact the Subscriber to confirm the continuing validity of these representations with respect thereto.  The Subscriber agrees to notify Merrill Lynch promptly of any change in its status relevant to the Subscriber’s eligibility to subscribe for Shares.

3.  Acceptance of Power of Attorney.  The Subscriber applies to become a member of the Fund as of the date the sale of Shares to the Subscriber becomes effective.

By executing its Signature Pages, the Subscriber irrevocably constitutes and appoints the Administrator of the Fund, as its true and lawful attorney-in-fact, with full power of substitution, in the Subscriber’s name, place and stead, to execute, acknowledge, swear to, file and record on the Subscriber’s behalf in the appropriate public offices (i) the Limited Liability Company Agreement of the Fund and any amendments and restatements thereto; (ii) all instruments that the Administrator deems necessary or appropriate to reflect any amendment, change, modification or restatement of the Limited Liability Company Agreement in accordance with the terms of the Limited Liability Company Agreement, as amended, including any instruments necessary to dissolve the Fund; and (iii) certificates of assumed name.  The power of attorney granted hereby shall be deemed to be coupled with an interest and shall be irrevocable and survive the death, disability or incapacity of the Subscriber.

B.     Risk Disclosure Acknowledgment.

1.  Investment in the Fund is speculative and includes the risks summarized under “Types of Investments and Related Risks” in the Prospectus.  Each investor must be able to afford the risks of an investment in the Fund.

2.  The Subscriber has carefully read and understands the Prospectus, including (but not limited to) the sections entitled “Types of Investments and Related Risks”, “Other Risks”, “Limits of Risk Disclosure”, and “Conflicts of Interest.”

C.     General.  The Subscriber agrees to indemnify and hold harmless the Fund, its Administrator, SkyBridge, Hastings and each of their respective affiliates, and each other person, if any, who controls, is controlled by, or is under common control with, any of the foregoing, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), against any and all loss, liability, claim, damage and expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) arising out of or based upon:  (i) any false representation or warranty made by the Subscriber, or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber, in this Subscription Agreement or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction; or (ii) any action for securities law violations instituted by the Subscriber which is finally resolved by judgment against the Subscriber.

Hastings, the Fund’s principal underwriter, has entered or may enter into agreements for the sale of Shares with various placement agents, including Merrill Lynch. In consideration for its services, an authorized placement agent may receive an ongoing trail payment made by SkyBridge or Hastings.  Certain placement agents may receive a higher trail payment than other placement agents.  Trail payments relating to the Fund paid to placement agents may be higher or lower than those paid relating to other investment products. Any questions relating to compensation should be discussed with your financial representative at Merrill Lynch.

D.     Arbitration.  The Subscriber acknowledges that, to the fullest extent permitted by applicable law, the Limited Liability Company Agreement provides for final and binding arbitration of all controversies arising between members of the Fund or between members and the Fund.  In this regard, the Subscriber understands that it waives its right to seek remedies in court, including the right to a jury trial, with respect to such controversies.

E.     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except for matters arising under Federal and state securities laws.

THE OFFERING OF SHARES IS MADE SOLELY ON THE INFORMATION IN THE PROSPECTUS AND LIMITED LIABILITY COMPANY AGREEMENT INCLUDING THE EXHIBITS THERETO.  NO PERSON IS AUTHORIZED TO MAKE ANY OTHER REPRESENTATIONS.

EXHIBIT A

Accredited Investor. “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000.

(i) Except as provided in paragraph (a)(5)(ii) of this section, for purposes of calculating net worth under this paragraph (a)(5):

(A) The person’s primary residence shall not be included as an asset;
(B) Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(C) Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

(ii) Paragraph (a)(5)(i) of this section will not apply to any calculation of a person’s net worth made in connection with a purchase of securities in accordance with a right to purchase such securities, provided that:

(A) Such right was held by the person on July 20, 2010;
(B) The person qualified as an accredited investor on the basis of net worth at the time the person acquired such right; and
(C) The person held securities of the same issuer, other than such right, on July 20, 2010.

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.

Subscription Agreement
Signature Pages - U.S. Investors

Document #:	Client Account:	Prod #/UST CAI #:

Subscriber Name:

Instructions for Placing a Purchase or Exchange Order for Alternative Investments at Bank of America
After delivering the offering materials for the Fund(s) to the client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) needs to:

1.	REVIEW CLIENT information Review all pages of this document for accuracy and completeness.

2.	REVIEW with your CLIENT Ensure your client understands, verifies and completes all sections of this document.

3.	SIGN and DATE YOUR CLIENT MUST sign and date the document. (For fiduciary accounts: Instructions for signing requirements are included in the offering kits of each Fund).

4.
SCAN to your desktop, SUBMIT through the Alternative Investments Processing Center
Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

Financial Advisor/Portfolio Manager Attestation
Name:

Production # /
Common Associate ID:	Phone Number:

The undersigned Investment Professional hereby certifies that the Subscriber is known to and is a client of the Investment Professional, and has had substantive discussions with the Subscriber regarding the Subscriber’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that any and all of the representations made by the Subscriber in the Subscription Agreement are true and correct, (ii) based on information obtained from the Subscriber concerning the Subscriber’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a investment in the Fund(s) is suitable for the Subscriber, and (iii) that the Subscriber’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct.

The Investment Professional confirmed that the Subscriber is aware of the financial terms and risks applicable to investment in each Fund and the specific class(es) and series of units or shares (or other form of interest) issued by each Fund in which the Subscriber is seeking to invest.
Investment
Professional Signature:	Date:
1 of 6
SKYB_G_v4.0

Document #:	Client Account:	Prod #/UST CAI #:

Subscriber Name:

Client(s) /Account Details
Subscriber’s Name(s):

Account Classification:

Account to be debited:	Social Security # / Tax ID:

Primary Address for
Fund Registration:

Please Note
The Fund will not accept a P.O. Box as the Primary Mailing Address. If the address listed above is a P.O. Box, please provide a physical mailing address:

BAC Additional Compensation / Managed Accounts
The Subscriber acknowledges that affiliates or subsidiaries of Bank of America Corporation (together “BAC”) may receive additional compensation from the Fund, the manager or an affiliate thereof in connection with the Subscriber’s investment in the Fund. The Subscriber agrees to the receipt by BAC of this additional compensation, and acknowledges the conflicts of interests associated with the receipt of such additional compensation.  If the Subscriber is subscribing for interests in the Fund through an eligible managed account program, the Subscriber confirms that he, she or it is a client of an eligible managed account program.

☐   I acknowledge and agree

Dividend / Distribution Reinvestment Plan
By checking the box below, the Subscriber acknowledges and agrees that, unless the Subscriber wishes to opt-out of the Fund’s automatic dividend / distribution reinvestment plan and notifies their Investment Professional accordingly, all dividends payable by the Fund to the Subscriber will be automatically reinvested by the Fund in additional units/shares of the Fund.

☐ I acknowledge and agree

SEC Website
By executing these Signature Pages, the Subscriber acknowledges and agrees that the Fund may file supplements to the Offering Memorandum, if applicable, with the Securities and Exchange Commission (the “SEC”), which supplements the Subscriber can access through the SEC’s website at www.sec.gov.

☐ I acknowledge and agree

Document #:	Client Account:	Prod #/UST CAI #:

Subscriber Name:		2 of 6
SKYB_G_v4.0

Document #:	Client Account:	Prod #/UST CAI #:

Subscriber Name:

Cost Basis: Average Cost
By checking the box below, the Subscriber acknowledges and agrees that, unless the Subscriber wishes to make an election other than “average cost” method and notifies their Investment Professional accordingly, the Fund will use the “average cost” method as its default methodology for calculating cost basis, performing the required reporting and reporting information on the Subscriber’s Form 1099-B.

☐ I acknowledge and agree

Subscriber Eligibility
By checking the box(es) below, the subscriber hereby certifies that:

Accredited Investor
The Subscriber has read the definition of an “Accredited Investor” set forth in each Fund’s Subscription  Agreement (if applicable) and certifies that the Subscriber satisfies one or more of the requirements set forth therein. If the Subscriber is an entity (other than a trust) and (i) is an “Accredited Investor” because each beneficial owner of the Subscriber is an “Accredited Investor,” the Subscriber represents and warrants that it has confirmed that each beneficial owner of the Subscriber is an “Accredited Investor” in its own right, (ii) was not formed for the specific purpose of investing in the Fund, and (iii) the Fund, based on this representation, has a reasonable basis to accept the Subscriber as an “Accredited Investor.”

☐ Accredited Investor

Document #:	Client Account:	Prod #/UST CAI #:

Subscriber Name:		3 of 6
SKYB_G_v4.0

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

Order Details - Purchase
These Subscription Agreement Signature  Pages (or “Signature  Pages”) relate to your subscription to one or more investment funds (each, a “Purchase  Fund”). The term “Purchase Fund” or “Purchase Funds” as used herein refers to each investment fund for which you are subscribing as set forth on this page. By executing these Signature Pages, you acknowledge and agree that you have received and reviewed the Purchase Fund’s current Subscription Agreement, of which these Signature  Pages form an integral part.

An investment in the Purchase Fund(s) is suitable only for sophisticated Investors who have the financial resources and the willingness to accept the substantial risks associated with such an investment and for whom an investment in the Purchase Fund(s) does not constitute a complete investment program. The risks associated with an investment in the Purchase Fund(s)  are described  in each Purchase Fund’s  prospectus, statement of additional information, offering memorandum and/or disclosure document, as applicable (including  all parts, supplements, appendices and exhibits thereto, an “Offering Memorandum”).

Order Details - Tender
By signing these Signature Pages, the undersigned hereby tenders to the fund listed below (the “Tender Fund”), units/shares or other form of interest held by the undersigned in the Tender Fund in the amount indicated below, on the terms and conditions set forth in the offer to purchase currently open (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this letter of transmittal (which together constitute the “Offer”).

The undersigned hereby warrants the undersigned has full authority to sell units/shares or other form of interest in the Tender Fund or portion thereof tendered hereby and that the Tender Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. The undersigned recognizes that under certain circumstances set forth in the Offer, the Tender Fund may not be required to purchase any of the interests in the Tender Fund tendered hereby. Except as stated in the Offer to Purchase, this tender is irrevocable and is binding on the heirs, personal representatives, successors and assigns of the undersigned.

By signing these Signature Pages, the undersigned confirms the understanding reached among the Tender Fund, the Purchase Fund, and the undersigned investor of the Tender Fund, in connection with the undersigned’s existing investment in the Tender Fund and proposed investment in the Purchase Fund. Pursuant to this understanding, in the event undersigned tenders to the Tender Fund for repurchase the undersigned’s investment in the Tender Fund [(in whole or in part)], and thereby [fully or partially] withdraws from the Tender Fund, the undersigned represents and commits to invest the proceeds in connection with such repurchase in the Purchase Fund. The undersigned hereby directs the Tender Fund to remit the proceeds of the repurchase directly to the Purchase Fund for such investment.

For the Tender Funds that charge an early redemption  or repurchase fee (“Early Redemption Fee”), the Tender Fund or the investment adviser to the Tender Fund and the Purchase Fund, as applicable, having reviewed the circumstances of the repurchase, is satisfied that the repurchase is reasonably unlikely to result in harm to the Tender Fund and its investors and that any applicable waivers described below are consistent with the best interests of the Tender Fund and its investors. The Tender Fund, in return for undersigned’s above commitment, therefore agrees to waive any applicable Early Redemption Fee applicable to the repurchase as described in the Tender Fund’s Offering Memorandum. As to the undersigned’s investment in the Purchase Fund, the undersigned  acknowledges and agrees that it will be subject to any Early Redemption Fee applicable to an investment in the Purchase Fund  as described  in its Offering Memorandum. The Tender Fund’s actions are made in reliance on undersigned’s above commitment and, in the event of a breach by undersigned  of such commitment, undersigned agrees to pay the Tender Fund an amount equal to any Early Redemption Fee waived herein.

Fund Name

PPM #	Qualification	Order Type	Fund Type	Units/Share Class

PPM #	Qualification	Order Type	Fund Type	Units/Share Class

PPM #	Qualification	Order Type	Fund Type	Units/Share Class

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:		4 of 6
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Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

Fund Specific Investor Questions
Please provide answers to the following questions:

1.
The Subscriber irrevocably constitutes and appoints the Administrator of the Fund, as its true and lawful Attorney in Fact, with full power of substitution, in the Subscriber’s name, place and stead, to execute, acknowledge, swear to, file and record on the Subscriber’s behalf in the appropriate public offices (i) the Limited Liability Company Agreement (and any applicable Series Supplement Agreement) of the Fund, which the Subscriber acknowledges having received, read and understood, and any amendments and restatements thereto; (ii) all instruments  that the Administrator deems necessary or appropriate  to reflect any amendment, change, modification or restatement of the Limited Liability Company Agreement in accordance with the terms of the Limited Liability Company Agreement, as amended, including  any instruments necessary to dissolve the Fund; and, (iii) certificates of assumed name. The power of attorney granted hereby shall be deemed to be coupled with an interest and shall be irrevocable and survive the death, disability or incapacity of the Subscriber.

☐	The Subscriber irrevocably constitutes and appoints the Administrator of the Fund as its true and lawful Attorney-in-Fact as described above and in the Fund’s Subscription Agreement.

2.
The Subscriber confirms that, if it is completing this document to facilitate a tender of interests to the Tender Fund and concurrent subscription for interests in the Purchase Fund, it has carefully read and understands the terms and conditions contained within the Tender Fund’s Offer to Purchase, as well as the disclosures set forth in Exhibit A to these Signature Pages.

☐	I acknowledge and agree.

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:		5 of 6
SKYB_G_v4.0

Document #:	Client Account:	Prod #/UST CAI #:

Subscriber Name:

Signature
By executing and submitting these Signature Pages, the Subscriber represents that (a) if an individual, the Subscriber is at least 21 years old and legally competent;  (b) if an Entity; (i) the Subscriber has been duly formed, is validly existing and is in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by each Fund’s Offering Memorandum, including the purchase of units/shares or other form of interest in such Fund; (ii) based upon a review of the Subscriber’s constitutional documents and/or based on consultation with counsel or Investment Professionals, the Subscriber is authorized to invest in each Fund; and (iii) the Signatory has been authorized by the Subscriber to execute and deliver these Signature Pages submitted by the Subscriber; (c) the Subscriber has received and read each Fund’s Offering Memorandum; (d) the Subscriber has received, read and understood, and agrees to each and every term of the Subscription Agreement of each Fund; (e) these Signature Pages have been or will be duly and validly authorized, executed and delivered by the Subscriber;  (f) the Subscriber  makes and affirms all of the certifications, representations, warranties, agreements, acknowledgements and undertakings set forth in each Fund’s Subscription Agreement; (g) the Subscriber’s execution of these Signature Pages will constitute for all purposes the Subscriber’s execution of the Subscription Agreement of each Fund; and (h) these Signature Pages (including the Subscription Agreement) submitted by or on behalf of the Subscriber, pursuant to a power of attorney, constitute or will constitute the valid, binding and enforceable agreement of the Subscriber.
Suitability And Nature Of Investment
The Subscriber understands that an investment in the Fund(s) is speculative, illiquid (not listed or traded and subject to substantial restrictions on transferability, resale, redemptions, or other liquidity terms) and long-term, and does not constitute — either alone or together with any one or more other Funds — a complete investment program. The Subscriber confirms that the Subscriber has (either alone or with the Subscriber’s Investment Professionals, if any, sufficient knowledge and expertise to be able to evaluate the merits and risks of investing in the Fund(s). The subscriber has considered the speculative and illiquid nature of an investment in the Fund(s) within the context of the Subscriber’s total portfolio, understands an investment in the Fund(s) is only suitable, if at all, for a limited portion of the risk segment of the Subscriber’s overall portfolio, and is willing and financially able to bear the various risks of such an investment, including the risk of total loss.
Important Notice: The USA PATRIOT Act
In order to fight the funding of terrorist activity and money laundering, the selling agent, like other financial institutions, is required by law to obtain, verify, and record information that identifies each person who opens an account, including legal persons such as corporations and partnerships. When an account is opened, the selling agent asks for information to identify the person opening the account and in some cases the persons controlling the account. The selling agent may also ask for identifying corporate documentation. Such information, like all customer information, is confidential as required by law. The Subscriber hereby specifically confirms and acknowledges its certifications, representations, warranties and covenants contained in each Fund’s Subscription Agreement, if any.
Internal Revenue Code Certification
The Subscriber hereby  represents, warrants and certifies as follows (a) under penalties of perjury, by signature below, the Subscriber certifies that the Social Security/Taxpayer ID Number set forth in these Signature Pages is the true, correct and complete  Social Security/Taxpayer ID Number of the Subscriber, and the Subscriber is a “United States person” (as defined in Section 7701(a)(30) of the Code) including a U.S. resident alien, (b) under penalties of perjury, by signature below, the Subscriber certifies that the Subscriber is not subject to backup withholding because (i) the Subscriber is exempt from backup withholding, (ii) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding, (c) under penalties of perjury, by signature below, if an exemption from FATCA reporting code was requested on this document then the Subscriber certifies that the FATCA code(s) entered on this document, if any, indicating that the Subscriber is exempt from FATCA reporting is correct, and (d) the Subscriber agrees to notify their Investment Professional within 30 days of any change in the information set forth above.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature 1: Required
Signature:		Date:

Signer’s Name:
(please print)	Title:

Signature 2:
Signature:		Date:

Signer’s Name:	Title:
(please print)

Document #:	Client Account:	Prod #/UST CAI #:

Subscriber Name:		6 of 6

EXHIBIT A – MERRILL LYNCH DISCLOSURE RELATED TO INVESTORS PARTICIPATING IN THE FUND EXCHANGE (as defined below)

The below disclosure is specific to investors who elect to tender shares of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC - Series G (the “Series G Fund”) with the intention of reinvesting proceeds into SkyBridge G II Fund, LLC (the “G II Fund”) (the “Fund Exchange”).    Any investor who elects to participate in the Fund Exchange must carefully read the disclosure below. Please contact your financial advisor with any related questions.

●
The Fund Exchange will be structured as a sale of the Series G Fund shares and a subsequent purchase of the G II Fund shares.  This sale will be treated as a taxable event for Federal, state and local income tax purposes and will not be treated as a tax-free conversion.  As such you should consider the impact of any tax consequences on the overall benefit you may experience by participating in the Fund Exchange.  You are urged to consult your independent tax advisors for information with respect to the tax treatment of the Fund Exchange.

●
The G II Fund will follow a substantially similar investment strategy as the Series G Fund, although you should note that the G II Fund is designed to be a less concentrated multi-strategy fund of funds than the Series G Fund.  In addition, certain terms and portfolio constraints of the G II Fund are not identical to those of the Series G Fund.  If interested in participating in the Fund Exchange, you should carefully review the Prospectus of the G II Fund for additional information.

●	The G II Fund has a pricing structure that is consistent with the holding of its shares in an account that is subject to an asset based program fee, such as the fee charged on accounts enrolled in the Merrill Lynch Personal Advisor (“MLPA”) program or in a Personalized Strategy with Client Discretion in the Merrill Lynch Personal Investment Advisory Program (the “Program”). As a result of this pricing structure, certain clients may experience a decrease in the overall cost of the on-going fees associated with an investment in the SkyBridge multi-manager investment strategy if they participate in the Fund Exchange. It is important to understand that the Series G Fund shares are not currently included for purposes of determining the asset based program fee, and therefore only clients who are currently paying an asset based program fee of 0.65% or less, may (subject to the tax consequences note above) experience a decrease in the overall on-going fees associated such investment if they elect to participate in the Fund Exchange.

●
Depending on numerous factors, including the amount of the asset-based program fee that you pay, the duration of your investment in the G II Fund, any associated tax consequences with the participation in the Fund Exchange and the performance of the G II Fund, it may be more economical to remain invested in the Series G Fund rather than investing in the G II Fund.

●
The principal underwriter of the G II Fund, or its affiliates, have agreed to pay Merrill Lynch or its affiliates an ongoing fee that ranges from 0.1% to 0.2% of the value of the G II Fund shares held by clients who invest in the G II Fund through Merrill Lynch.  The fee will increase within such range as the value of the G II Fund shares held by Merrill Lynch clients increases.  The presence of such a compensation structure may create an incentive for Merrill Lynch and its affiliates to recommend the G II Fund over the Series G Fund or other alternative investment funds that are making smaller payments or not making payments of this nature at all.  Please refer to the MLPA and Program brochure for additional information on certain conflicts of interest involving Merrill Lynch and its affiliates.

●
The purchase of the G II Fund shares will occur in two stages pursuant to the terms of the Series G Fund’s tender offer, including the required 5% holdback.  It is anticipated that, on July 1, 2014, 95% of the estimated proceeds from the sale of your Series G Fund shares will be invested in G II Fund shares, and that, on or before September 29, 2014, the 5% holdback will be distributed and subsequently reinvested in shares of the G II Fund.

1

●
Any  investor who  purchased Series  G  Fund  shares effective February 1,  2014  or  later  and  was  subject  to  a placement fee at purchase is ineligible to participate in the Fund Exchange with respect to such shares.  Any Fund Exchange request submitted for such shares will be automatically rejected, and neither the tender of such Series G Fund shares nor the subscription for G II Fund shares will be processed.  Any investor that has not elected to or is not eligible to participate in the Fund Exchange, however, may participate only in the Series G Fund tender offer with respect to any of its shares.